Third Quarter Fiscal 2025 Earnings Review March 6, 2025 NYSE: WLY

SAFE HARBOR STATEMENT This release contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the ability to realize operating savings over time and in fiscal year 2025 in connection with our multiyear Global Restructuring Program and completed dispositions; (xi) cyber risk and the failure to maintain the integrity of our operational or security systems or infrastructure, or those of third parties with which we do business; (xii) as a result of acquisitions, we have and may record a significant amount of goodwill and other identifiable intangible assets and we may never realize the full carrying value of these assets; (xiii) our ability to leverage artificial intelligence technologies in our products and services, including generative artificial intelligence, large language models, machine learning, and other artificial intelligence tools; and (xiv) other factors detailed from time to time in our filings with the SEC. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. NON-GAAP MEASURES In this presentation, Wiley provides the following non-GAAP performance measures:  Adjusted Revenue  Adjusted Earnings Per Share (“Adjusted EPS”);  Free Cash Flow less Product Development Spending;  Adjusted Operating Income and margin;  Adjusted EBITDA and margin;  Organic revenue; and  Results on a constant currency (“CC”) basis. Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and certain other items, and the impact of divestitures and acquisitions provide a useful comparable basis to analyze operating results and earnings. See the reconciliations of non-GAAP financial measures and explanations of the uses of non-GAAP measures in the supplementary information. We have not provided our 2025 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP. 2

3 Authoritative content and data-driven insights for the advancement of science, innovation and learning

Q325 Earnings Presentation.pptx 4 Consistent demand drivers correlated with global R&D investment Wide moat with must have content and brands Resilient, compounding growth in defensive markets Strong recurring revenue base geographically well distributed AI beneficiary with emerging long-term opportunity in corporate sector Strong financial attributes including margins, cash flow, and balance sheet Decisive leadership team focused on continuous multi-year improvement

Q325 Earnings Presentation.pptx 5 Favorable Trends Global R&D Spend Research output is tightly correlated with global R&D investment. Global R&D spend +8% to $2.53T in 2024 (R&D World). Similar growth rates expected in 2025. Demand to Publish Recurring Revenue Models Quality and Scale Content for GenAI GenAI Productivity Demand strong with +18% growth in submissions and +8% output. Output benefits both subscription and OA models. Steady growth for recurring revenue models, including subscriptions and TA agreements. Strong pricing power from expanded collections. India one national subscription and Brazil new TA agreement. Wiley’s authoritative and structured content is conducive for training and commercializing LLM models. Wiley a beneficiary with an expanding long- term opportunity in corporate sector. Wiley a leader in Research Publishing in both scale and journal quality – increasingly important for capturing market share over time. AI productivity tools transform author experience and cost and speed to publish while safeguarding integrity.

Third Quarter Summary

1. Mid-single digit growth in Research; Learning softness as expected
2. Calendar 2025 journal renewal season showing good momentum; healthy growth expected from recurring revenue models; double digit growth in open access
3. Expanded content licensing project for large AI developer; momentum increasing for vertical-specific licensing agreements in pharmaceutical and industrial sectors
4. Continued margin improvement with Adjusted Operating Margin up 280bps and Adjusted EBITDA Margin up 50bps; Adjusted EPS +39%
5. Reaffirming Fiscal 2025 guidance with EBITDA margin and EPS trending higher; confident in achieving Fiscal 2026 targets and raising EBITDA margin outlook

WILEY

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Q325 Earnings Presentation.pptx 7 Third Quarter Performance  Adjusted Revenue growth driven by Research Publishing and Solutions  Adjusted EBITDA growth driven by revenue growth and run-rate cost savings offsetting reinvestment  Adjusted EPS growth driven by Adjusted Operating Income growth of 27% and lower adjusted effective tax rate Adj. Revenue* ▲1% $405M GAAP EPS ▲$1.65 ($0.43) Adj. EPS* ▲39% $0.84 Adj. EBITDA* ▲4% $94M *Adjusted Revenue, Adjusted EPS, and Adjusted EBITDA performance excludes businesses held for sale or sold. Adjusted numbers exclude impact of foreign exchange Q3 Summary

Q325 Earnings Presentation.pptx 8 Consistent Execution and Progress OBJECTIVE YTD STATUS YTD PROGRESS Drive recovery and growth in Research • 3% growth in Research • Momentum accelerating in Research Publishing across recurring revenue and volume-based models • Growth improving in Research Solutions driven by database and content solutions Leverage our content and data for AI development • Q1 licensing agreement with leading tech company expanded in Q3 • First vertical-specific licensing agreement executed with R&D intensive corporation; active discussions with others • Interest growing in collaborative partnerships Expand margins • Adjusted EBITDA margin up 160bps vs. prior year • Adjusted Operating Margin up 330bps vs. prior year • Margin expansion expected to continue beyond Fiscal 2026

Q325 Earnings Presentation.pptx 9 Scientific Research: A Robust Global Ecosystem North America US #2 source of research output* Steadily growing region EMEA UK #3 and Germany #4 in research output* Steadily growing region Asia-Pacific China #1 and Japan #5 output* Fast growing region ROW Fast growing markets *Source: Internal and industry estimates 1. APAC 2. EMEA 3. North America 4. ROW Share of Research Output by Region

Q325 Earnings Presentation.pptx 10 The Research Funding Mix US Government US Corporate* 80% of US R&D 20% of US R&D* Recurring Revenue Models Open Access Market size $10B $2B Customer Universities Corporations Governments Labs Researchers Sources of Funding Research grants Corp R&D budgets Foundations University funds National Govt’s Individuals Over 70% of Research Publishing Revenue is in recurring models *Expansive long-term market for Wiley’s scientific content, data, and services

Q325 Earnings Presentation.pptx 11 Momentum in Research Top 3 Market Position 12M+ Researchers 10K+ Universities & Corporations 600+ Society Partnerships 2K Scholarly Journals Recurring Revenue Models  Steady growth driven by global demand to read and publish  Strong institutional renewal trends for CY25 bolstered by volume and pricing power  Quality and scale drive top 3 market position and are increasingly essential  Mature markets steadily growing; India and Brazil expanded recurring agreements Open Access Models  Double digit growth driven by global demand to publish  Strong leading indicators including submissions and output  Quality and scale drive top 3 market position and are increasingly essential  Expands the global TAM – both mature and rapidly-growing markets

Q325 Earnings Presentation.pptx 12 us AI Growth: Emerging Corporate Opportunity • Expanded content licensing agreement with one of the world’s largest tech companies • Backlisted research content for training LLMs • $9M realization in Q3’25, on top of 1H’25 realization of $21M • Pipeline: active discussions with multiple tech companies. Projects expected to be smaller and more targeted, but broader pool • Multi-year partnerships to connect Wiley’s scientific content and AI expertise into drug discovery and new product development • Opportunity for learn, explore, and provide feedback on AI application development across the pharmaceutical lifecycle • First recurring revenue contract executed • Pipeline: active discussions with multiple pharma and healthcare companies Active pipeline: technology companies Active pipeline: pharmaceutical companies • Multi-year partnerships to leverage scientific data sets and content for AI application development in chemical and material sciences. Integrate into internal AI platforms for inference • Opportunity to be testing partner for Wiley’s applications in pattern recognition, knowledge exploitation, and operational automation • Pipeline: multiple chemical companies Active pipeline: industrial companies

Segment Performance Outlook Financial Position

Q325 Earnings Presentation.pptx 14 Nine Month Performance: Growth Across All Metrics  Adjusted Revenue growth driven by both Research and Learning  Adjusted EBITDA growth from revenue growth and run-rate cost savings  Adjusted EPS growth driven by strong Adjusted Operating Income growth and lower adjusted effective tax rate  Free Cash Flow tracking ahead of prior year as expected due to improved operating performance, lower capex, and working capital timing. Adj. Revenue* ▲3% $1,218M GAAP EPS ▲$4.39 $0.29 Adj. EPS* ▲43% $2.28 Adj. EBITDA* ▲12% $272M FCF ▲$44M ($1M)** *Adjusted Revenue, Adjusted EPS, and Adjusted EBITDA performance excludes businesses held for sale or sold. Adjusted numbers exclude impact of FX. **FCF regularly a use through Nine Months due to timing of annual journal subscription receipts, which largely occurs in Q4. Full year outlook of $125M. YTD Summary

Q325 Earnings Presentation.pptx 15 Research Performance (millions) Q3 2025 Change Change CC Research Publishing $226 4% 5% Research Solutions $42 5% 6% Total Revenue $268 4% 5% Adjusted EBITDA $88 12% Adjusted EBITDA Margin 32.7%  Research Publishing growth driven by institutional models, open access, and AI licensing offsetting print and softness in ancillary products; expansion of Advanced journal franchise  Research Solutions growth driven by database and content solutions  Favorable CY25 journal renewal season; India gov’t implements “one nation, one subscription”  Adjusted EBITDA performance up due to revenue growth. YTD margin up 30bps and Q3 up 180bps YTD 2025 Change Change CC $680 3% 3% $115 3% 3% $795 3% 3% $247 5% 31.1% YTD Summary Excluding one-time AI revenue, Q3 and YTD Research revenue +2%

Q325 Earnings Presentation.pptx 16 Learning Performance  Revenue growth driven by AI licensing, growth in zyBooks stem courseware, and improvement in Professional Publishing; Q3 softness as expected from large licensing renewal in prior year and softness in Academic books  Signings up for professional and science, technical, and medical books  Adjusted EBITDA performance due to revenue growth; Adj. EBITDA Margin up over 400bps to 35.3% (millions) Q3 2025 Change Change CC Academic $79 (10%) (9%) Professional $58 (1%) (1%) Total Revenue $137 (6%) (6%) Adjusted EBITDA $49 (5%) Adjusted EBITDA Margin 35.4% YTD 2025 Change Change CC $234 4% 4% $189 5% 5% $423 5% 4% $149 17% 35.3% YTD Summary Excluding one-time AI, YTD Learning revenue declining (0%) or (1%) CC

Q325 Earnings Presentation.pptx 17 FY25 Outlook: EBITDA Margin and EPS Trending Higher Metric (Millions, except EPS) Fiscal 2024 Results Fiscal 2025 Outlook Q3 2025 Update Adjusted Revenue* $1,617 $1,650 to $1,690 Middle of range Adjusted EBITDA $369 $385-$410 Middle of range Adjusted EBITDA Margin 22.8% 23-24% High end of range Adjusted EPS $2.78 $3.25 to $3.60 High end of range Free Cash Flow $114 Approx. $125 Reaffirmed • Revenue: middle of range, equating to top line growth of around 3%. Research and Learning reaffirmed at low-to-mid single digit growth and low single digit growth • Adjusted EBITDA: middle of range, equating to high-single digit growth over prior year • Adjusted EBITDA margin: high end of range of 23-24% • Adjusted EPS: high end of range, equating to strong double-digit growth over prior year • Free Cash Flow: reaffirmed at $125 million, equating to growth of approximately 10% over prior year

Q325 Earnings Presentation.pptx 18 FY26 Targets: Raising Margin Outlook Metric FY26 Target Q3’25 Update Adj. Revenue Low-to-mid single digit growth Reaffirmed Adj. EBITDA margin 24-25% Raised to 25%+ Free Cash Flow Approx. $200M Reaffirmed 0 50 100 150 200 250 Free Cash Flow FY25 Guidance FY26 Target $125M $200M EBITDA Growth Lower Restructuring Working Capital/ Other Beyond FY26 Cash flow expected to benefit from continuously improving margins and cash conversion

Q325 Earnings Presentation.pptx 19 Strong Financial Position and Return to Shareholders $93M$87M *FCF regularly a use through 9 Months due to timing of annual journal subscription receipts. Full year outlook is $125M **Net debt-to-EBITDA Dividends and Repurchases $50MFree Cash Flow* 2.01.9 TTM Jan 2024 TTM Jan 2025 ($45M) ($1M) Operating Cash Flow YTD F24 YTD F25 $24M $52M YTD F24 YTD F25 Leverage Ratio** YTD F24 YTD F25

Q325 Earnings Presentation.pptx 20 Executive Summary Delivering resilient, compounding growth across economic cycles with wide moat and favorable market characteristics Research growth improving with healthy demand indicators and growth across publishing models AI momentum continues with execution of content licensing agreements for training and inference; corporate R&D opportunity emerging Execution continues to yield strong margin and cash flow improvement Confident outlook for revenue, profit, and cash flow in Fiscal 2025 and Fiscal 2026; raising margin outlook for Fiscal 2026 5 4 3 2 1

Thank you for joining us investors.wiley.com Contact: brian.campbell@wiley.com (201) 748.6874

Appendix – US GAAP to Non-GAAP EPS Reconciliation

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION [1][2]
RECONCILIATION OF US GAAP MEASURES to NON-GAAP MEASURES
(unaudited)

Reconciliation of US GAAP (Loss) Earnings per Share to Non-GAAP Adjusted EPS

	Three Months Ended January 31, 2025	Three Months Ended January 31, 2024	Nine Months Ended January 31, 2025	Nine Months Ended January 31, 2024
US GAAP (Loss) Earnings Per Share - Diluted	$ (0.43)	$ (2.08)	$ 0.29	$ (4.10)
Adjustments:				
Impairment of goodwill	-	1.48	-	1.90
Restructuring and related charges	0.09	0.20	0.21	0.70
Foreign exchange losses (gains) on intercompany transactions, including the write off of certain cumulative translation adjustments [3]	0.09	(0.03)	0.09	0.02
Amortization of acquired intangible assets [4]	0.20	0.22	0.62	0.65
Net loss on sale of businesses, assets, and impairment charges related to assets held-for-sale [5]	0.29	0.83	0.20	2.77
Held for Sale or Sold segment Adjusted Net (Income) Loss [5]	-	(0.05)	0.05	(0.39)
Income tax adjustments	0.58	-	0.82	-
EPS impact of using weighted-average dilutive shares for adjusted EPS calculation [6]	0.02	0.02	-	0.04
Non-GAAP Adjusted Earnings Per Share - Diluted	$ 0.84	$ 0.59	$ 2.28	$ 1.59

Reconciliation of US GAAP Income (Loss) Before Taxes to Non-GAAP Adjusted Income Before Taxes

(amounts in thousands)	Three Months Ended January 31, 2025	Three Months Ended January 31, 2024	Nine Months Ended January 31, 2025	Nine Months Ended January 31, 2024
US GAAP Income (Loss) Before Taxes	$ 18,673	$ (112,296)	$ 90,613	$ (241,049)
Pretax Impact of Adjustments:				
Impairment of goodwill	-	81,754	-	108,449
Restructuring and related charges	5,574	14,808	13,071	52,033
Foreign exchange losses (gains) on intercompany transactions, including the write off of certain cumulative translation adjustments [3]	5,239	(2,128)	5,590	1,089
Amortization of acquired intangible assets [4]	13,042	13,580	38,956	44,550
Net loss on sale of businesses, assets, and impairment charges related to assets held-for-sale [5]	15,930	52,404	9,760	179,747
Held for Sale or Sold segment Adjusted (Income) Loss Before Taxes [5]	-	(4,120)	3,578	(28,253)
Non-GAAP Adjusted Income Before Taxes	$ 58,458	$ 44,002	$ 161,568	$ 116,566

Reconciliation of US GAAP Income Tax Provision (Benefit) to Non-GAAP Adjusted Income Tax Provision, including our US GAAP Effective Tax Rate and our Non-GAAP Adjusted Effective Tax Rate

	Three Months Ended January 31, 2025	Three Months Ended January 31, 2024	Nine Months Ended January 31, 2025	Nine Months Ended January 31, 2024
US GAAP Income Tax Provision (Benefit)	$ 41,627	$ 1,579	$ 74,545	$ (15,465)
Income Tax Impact of Adjustments [7]				
Impairment of goodwill	-	-	-	2,697
Restructuring and related charges	404	3,985	1,315	13,237
Foreign exchange losses (gains) on intercompany transactions, including the write off of certain cumulative translation adjustments [3]	260	(742)	599	112
Amortization of acquired intangible assets [4]	1,910	1,152	5,511	8,668
Net loss on sale of businesses, assets, and impairment charges related to assets held-for-sale [5]	154	6,508	(1,360)	25,711
Held for Sale or Sold segment Adjusted Tax (Provision) Benefit [5]	-	(1,252)	887	(6,518)
Income Tax Adjustments				
Impact of valuation allowance on the US GAAP effective tax rate [8]	(31,744)	-	(44,863)	-
Non-GAAP Adjusted Income Tax Provision	$ 12,611	$ 11,230	$ 36,634	$ 28,442
US GAAP Effective Tax Rate	222.9%	-1.4%	82.3%	6.4%
Non-GAAP Adjusted Effective Tax Rate	21.6%	25.5%	22.7%	24.4%

Notes:

(1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three and nine months ended January 31, 2025 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) All amounts are approximate due to rounding.

(3) In fiscal year 2023 due to the closure of our operations in Russia, the Russia entity was deemed substantially liquidated. In the three and nine months ended January 31, 2025, we wrote off an additional $0.1 million and $0.4 million, respectively, of cumulative translation adjustments in earnings. In the three and nine months ended January 31, 2024, we wrote off an additional $0.2 million and $0.8 million, respectively, of cumulative translation adjustments in earnings. These amounts are reflected in Net foreign exchange transaction (losses) gains on our Condensed Consolidated Statements of Net (Loss) Income.

(4) Reflects the amortization of intangible assets established on the opening balance sheet for an acquired business. This includes the amortization of intangible assets such as developed technology, customer relationships, tradenames, etc., which is reflected in the "Amortization of intangible assets" line in the Condensed Consolidated Statements of Net (Loss) Income. It also includes the amortization of acquired product development assets, which is reflected in Cost of sales in the Condensed Consolidated Statements of Net (Loss) Income.

(5) For the three and nine months ended January 31, 2025 and 2024, we recorded net pretax loss on sale of businesses, assets, and impairment charges related to assets held-for-sale as follows:

	Three Months Ended 2025	Three Months Ended 2024	Nine Months Ended 2025	Nine Months Ended 2024
Wiley Edge	$ 15,566	$ 20,676	$ 14,778	$ 20,676
University Services	639	25,946	(850)	101,412
CrossKnowledge	(275)	5,782	(4,197)	56,159
Tuition Manager	-	-	(120)	1,500
Sale of assets	-	-	149	-
Net pretax loss on sale of businesses, assets, and impairment charges related to assets held-for-sale	$ 15,930	$ 52,404	$ 9,760	$ 179,747

For the three and nine months ended January 31, 2025 and 2024, we recorded income tax benefit (provision) on sale of businesses, assets, and impairment charges related to assets held-for-sale as follows:

	Three Months Ended 2025	Three Months Ended 2024	Nine Months Ended 2025	Nine Months Ended 2024
Wiley Edge	$ 154	$ -	$ (1,330)	$ -
University Services	-	6,508	-	25,337
CrossKnowledge	-	-	-	-
Tuition Manager	-	-	(30)	374
Sale of assets	-	-	-	-
Benefit (provision) on sale of businesses, assets, and impairment charges related to assets held-for-sale	$ 154	$ 6,508	$ (1,360)	$ 25,711

In addition, our Adjusted EPS excludes the Adjusted Net Income or Loss of our Held for Sale or Sold segment.

(6) Represents the impact of using diluted weighted-average number of common shares outstanding (54.6 million shares for the three months ended January 31, 2025 and 55.3 million and 55.6 million shares for the three and nine months ended January 31, 2024, respectively) included in the Non-GAAP Adjusted EPS calculation in order to apply the dilutive impact on adjusted net income due to the effect of unvested restricted stock units and other stock awards. This impact occurs when a US GAAP net loss is reported and the effect of using dilutive shares is antidilutive.

(7) For the three and nine months ended January 31, 2025 and 2024, substantially all of the tax impact was from deferred taxes.

(8) In the nine months ended January 31, 2025, there was an impact on the US GAAP effective tax rate due to the valuation allowance on deferred tax assets in the US of $44.8 million, which includes an adjustment of $31.7 million in the three months ended January 31, 2025.

WILEY

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Appendix – Net Income to Adjusted EBITDA

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION [1]
RECONCILIATION OF US GAAP NET (LOSS) INCOME TO NON-GAAP EBITDA AND ADJUSTED EBITDA
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,	
	2025	2024	2025	2024
Net (Loss) Income	$ (22,954)	$ (113,875)	$ 16,068	$ (225,584)
Interest expense	14,027	13,321	41,277	37,592
Provision (benefit) for income taxes	41,627	1,579	74,545	(15,465)
Depreciation and amortization	36,474	45,474	110,445	129,376
Non-GAAP EBITDA	**69,174**	**(53,501)**	**242,335**	**(74,081)**
Impairment of goodwill	-	81,754	-	108,449
Restructuring and related charges	5,574	14,808	13,071	52,033
Net foreign exchange transaction losses (gains)	4,222	(488)	7,316	3,489
Net loss on sale of businesses, assets, and impairment charges related to assets held-for-sale	15,930	52,404	9,760	179,747
Other (income) expense, net	(1,021)	648	(4,029)	3,700
Held for Sale or Sold segment Adjusted EBITDA [2]	-	(4,118)	3,578	(29,739)
Non-GAAP Adjusted EBITDA	**$ 93,879**	**$ 91,507**	**$ 272,031**	**$ 243,598**
Adjusted EBITDA Margin	*23.2%*	*22.7%*	*22.3%*	*20.7%*

Notes:

(1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three and nine months ended January 31, 2025 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) Our Non-GAAP Adjusted EBITDA excludes the Held for Sale or Sold segment Non-GAAP Adjusted EBITDA.

WILEY

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